Exhibit 10.14

EXECUTION VERSION

TERM LOAN PLEDGE AGREEMENT

TERM LOAN PLEDGE AGREEMENT, dated as of August 4, 2014 among TRIBUNE PUBLISHING COMPANY, a Delaware corporation (as further defined in Section 1(c), the “Borrower”), each of the subsidiaries of the Borrower party hereto from time to time and JPMORGAN CHASE BANK, N.A., as collateral agent for the Term Loan Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, (1) the Borrower has entered into the Term Loan Credit Agreement, dated as of the date hereof (as the same may be amended, supplemented, waived or otherwise modified from time to time, the “Term Loan Credit Agreement”), with the lenders from time to time party thereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent, pursuant to which the Lenders have severally agreed to make loans to the Borrower, upon the terms and subject to the conditions set forth therein, (2) one or more Hedge Banks may from time to time enter into Secured Hedge Agreements with any Loan Party and (3) one or more Cash Management Banks may from time to time provide cash management services pursuant to Secured Cash Management Agreements to any Loan Party (clauses (1), (2) and (3), collectively, the “Extensions of Credit”);

WHEREAS, pursuant to the Term Loan Security Agreement, dated as of the date hereof (as the same may be amended, supplemented, waived or otherwise modified from time to time, the “Term Loan Security Agreement”), the Grantors have granted a first priority Lien to the Collateral Agent for the benefit of the Term Loan Secured Parties on the Term Loan Priority Collateral and a second priority Lien for the benefit of the Term Loan Secured Parties on the ABL Priority Collateral (subject in each case to Liens permitted by the Term Loan Credit Agreement);

WHEREAS, pursuant to the Term Loan Guaranty, dated as of the date hereof (as the same may be amended, supplemented, waived or otherwise modified from time to time, the “Term Loan Guaranty”), the Guarantors (as defined therein) have agreed to guarantee, for the benefit of the Term Loan Secured Parties, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Guaranteed Obligations;

WHEREAS, each Subsidiary Pledgor is a Domestic Subsidiary of the Borrower;

WHEREAS, the proceeds of the Extensions of Credit will be used in part to enable the Borrower to make valuable transfers to the Subsidiary Pledgors in connection with the operation of their respective businesses;

WHEREAS, each Pledgor acknowledges that it will derive substantial direct and indirect benefit from the making of the Extensions of Credit and have agreed to secure their obligations pursuant to this Agreement on the terms set forth herein;

WHEREAS, it is a condition precedent to the obligations of the Lenders to make their respective Extensions of Credit to the Borrower under the Term Loan Credit Agreement that the Pledgors shall have executed and delivered this Agreement to the Collateral Agent, for the ratable benefit of the Term Loan Secured Parties;

WHEREAS, pursuant to the ABL Facility Agreement, dated as of the date hereof, among the Borrower, certain Domestic Subsidiaries of the Borrower (collectively, the “ABL Borrowers”), Bank of America, N.A., as administrative agent, collateral agent (in its capacity as administrative agent and collateral agent, the “ABL Agent”), swingline lender and letter of credit issuer, and the other parties thereto, the lenders party thereto have severally agreed to make extensions of credit to the ABL Borrowers upon the terms and subject to the conditions set forth therein;

WHEREAS, pursuant to the ABL Guaranty, dated as of the date hereof, certain Domestic Subsidiaries of the Borrower have agreed to guarantee, for the ratable benefit of the ABL Secured Parties, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Guaranteed Obligations (as defined therein);

WHEREAS, pursuant to the ABL Pledge Agreement, dated as of the date hereof (as the same may be amended, supplemented, waived or otherwise modified from time to time, the “ABL Pledge Agreement”), the Borrower and certain Domestic Subsidiaries of the Borrower have pledged certain Collateral to the ABL Agent for the benefit of the ABL Secured Parties;

WHEREAS, pursuant to the ABL Security Agreement, dated as of the date hereof, the Borrower and certain Domestic Subsidiaries of the Borrower have granted a first priority Lien to the ABL Agent for the benefit of the ABL Secured Parties on the ABL Priority Collateral and a second priority Lien for the benefit of the ABL Secured Parties on the Term Loan Priority Collateral (subject in each case to Liens permitted under the ABL Facility Agreement);

WHEREAS, the Collateral Agent and the ABL Agent have entered into an Intercreditor Agreement, acknowledged by the Pledgors, dated as of the date hereof (as the same may be amended, supplemented, waived or otherwise modified from time to time, the “ABL/Term Loan Intercreditor Agreement”);

WHEREAS, the Collateral Agent and one or more administrative agents for junior secured creditors (each, a “Junior Agent”) may in the future enter into a Junior Lien Intercreditor Agreement substantially in the form attached to the Term Loan Credit

Agreement as Exhibit L-2, and acknowledged by the Pledgors (as the same may be amended, supplemented, waived or otherwise modified from time to time, the “Junior Lien Intercreditor Agreement”), and one or more Other Intercreditor Agreements or Intercreditor Agreement Supplements; and

WHEREAS, as of the Closing Date, (1) the Pledgors are the legal and beneficial owners of the Equity Interests described in Schedule 2 next to its name and issued by the entities named therein and (2) each of the Pledgors is the legal and beneficial owner of the promissory notes and instruments evidencing Indebtedness owed to it described in Schedule 2 and issued by the entities named therein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and to induce the Agents and the Lenders to enter into the Term Loan Credit Agreement and to induce the Lenders to make their Extensions of Credit to the Borrower under the Term Loan Credit Agreement, to induce one or more Hedge Banks to enter into Secured Hedge Agreements with any Loan Party and to induce one or more Cash Management Banks to provide cash management services pursuant to Secured Cash Management Agreements to any Loan Party, the Pledgors hereby agree with the Collateral Agent, for the benefit of the Term Loan Secured Parties, as follows:

1. Defined Terms.

(a) Unless otherwise defined herein, terms defined in the Term Loan Credit Agreement and used herein (including terms used in the preamble and the recitals) shall have the meanings given to them in the Term Loan Credit Agreement and all terms defined in the Uniform Commercial Code from time to time in effect in the State of New York (the “UCC”) and not defined herein or in the Term Loan Credit Agreement shall have the meanings specified therein (and if defined in more than one article of the UCC, shall have the meaning specified in Article 9 thereof); the term “instrument” shall have the meaning specified in Article 9 of the UCC. Furthermore, unless otherwise defined herein, in the Term Loan Credit Agreement or the UCC, terms defined in the Term Loan Security Agreement and used herein shall have the meanings assigned to them in the Term Loan Security Agreement.

(b) The rules of construction and other interpretive provisions specified in Sections 1.02, 1.05, 1.06 and 1.07 of the Term Loan Credit Agreement shall apply to this Agreement, including terms defined in the preamble and recitals hereto.

(c) The following terms shall have the following meanings:

“ABL Agent” shall have the meaning assigned to such term in the recitals hereto.

“ABL Borrowers” shall have the meaning assigned to such term in the recitals hereto.

“ABL Facility Agreement” shall have the meaning assigned to such term in the Term Loan Credit Agreement.

“ABL Collateral Representative” shall have the meaning assigned to such term in the ABL/Term Loan Intercreditor Agreement.

“ABL Obligations” shall have the meaning assigned to such term in the ABL/Term Loan Intercreditor Agreement.

“ABL Pledge Agreement” shall have the meaning assigned to such term in the recitals hereto.

“ABL Priority Collateral” shall have the meaning assigned to such term in the ABL/Term Loan Intercreditor Agreement.

“ABL Secured Parties” shall have the meaning assigned to such term in the Term Loan Security Agreement.

“ABL/Term Loan Intercreditor Agreement” shall have the meaning assigned to such term in the recitals hereto.

“Additional ABL Agent” shall have the meaning assigned to such term in the ABL/Term Loan Intercreditor Agreement.

“Additional ABL Collateral” shall have the meaning assigned to such term in the ABL/Term Loan Intercreditor Agreement.

“Additional ABL Obligations” shall have the meaning assigned to such term in the ABL/Term Loan Intercreditor Agreement.

“Additional Agent” shall have the meaning assigned to such term in the ABL/Term Loan Intercreditor Agreement.

“Additional Term Agent” shall have the meaning assigned to such term in the ABL/Term Loan Intercreditor Agreement.

“Additional Term Collateral Documents” shall have the meaning assigned to such term in the ABL/Term Loan Intercreditor Agreement.

“Additional Term Obligations” shall have the meaning assigned to such term in the ABL/Term Loan Intercreditor Agreement.

“Additional Term Secured Parties” shall have the meaning assigned to such term in the ABL/Term Loan Intercreditor Agreement.

“After-acquired Debt” shall mean any Indebtedness owed to any Pledgor hereafter and required to be pledged pursuant to Section 9(b) of this Agreement or pledged in accordance with Section 6.12 of the Term Loan Credit Agreement.

“After-acquired Shares” shall mean any Equity Interests required to be pledged pursuant to Section 9(b) of this Agreement or pursuant to Section 6.12 of the Term Loan Credit Agreement.

“Agreement” shall mean this Term Loan Pledge Agreement, as amended, supplemented, waived or otherwise modified from time to time.

“Borrower” shall have the meaning assigned to such term in the preamble hereto. In the event the Borrower consummates any merger, amalgamation or consolidation in accordance with Section 7.04 of the Term Loan Credit Agreement, the surviving Person in such merger, amalgamation or consolidation shall be deemed to be the “Borrower” for all purposes of this Agreement.

“Collateral” shall have the meaning assigned to such term in Section 2(a).

“Collateral Agent” shall have the meaning assigned to such term in the preamble hereto.

“Collateral Representative” shall mean (i) with respect to the Term Loan Priority Collateral, the Term Loan Collateral Representative and, with respect to the ABL Priority Collateral, the ABL Collateral Representative, (ii) if the Junior Lien Intercreditor Agreement is executed, the Senior Priority Representative (as defined therein) and (iii) if any Other Intercreditor Agreement is executed, the Person acting as representative for the Collateral Agent and the Secured Parties thereunder for the applicable purpose contemplated by this Agreement.

“Discharge of ABL Obligations” shall have the meaning assigned to such term in the ABL/Term Intercreditor Agreement.

“Discharge of Additional ABL Obligations” shall have the meaning assigned to such term in the ABL/Term Intercreditor Agreement.

“Discharge of Additional Term Obligations” shall have the meaning assigned to such term in the ABL/Term Intercreditor Agreement.

“Excluded Equity Interests” shall have the meaning assigned to such term in the Term Loan Security Agreement.

“Extensions of Credit” shall have the meaning assigned to such term in the recitals hereto.

“Grantors” shall have the meaning assigned to such term in the Term Loan Security Agreement.

“Guaranteed Obligations” shall have the meaning assigned to such term in the Term Loan Guaranty. Notwithstanding anything to the contrary contained in this Agreement or any provision of the Term Loan Credit Agreement or any other Loan Document, the Guaranteed Obligations of any Grantor shall not extend to or include any Excluded Swap Obligation (as defined in the Term Loan Guaranty).

“Intercreditor Agreements” shall mean, (a) the ABL/Term Loan Intercreditor Agreement, (b) any Junior Lien Intercreditor Agreement and (c) any Other Intercreditor Agreement that may be entered into in the future by the Collateral Agent and one or more Additional Agents and acknowledged by the Borrower and the other Pledgors (each as amended, amended and restated, waived, supplemented or otherwise modified from time to time (upon and during the effectiveness thereof)).

“Junior Agent” shall have the meaning assigned to such term in the recitals hereto.

“Junior Lien Intercreditor Agreement” shall have the meaning assigned to such term in the recitals hereto.

“Lenders” shall have the meaning assigned to such term in the recitals hereto.

“Loan Party” shall mean the Borrower and the Subsidiary Pledgors.

“Pledged Debt” shall mean, with respect to each Pledgor, the promissory notes and instruments evidencing Indebtedness owed to such Pledgor described in Schedule 2 and issued by the entities named therein and the After-acquired Debt, in each case, unless and until such time as the respective pledge of such Indebtedness under this Agreement is released in accordance with the terms and provisions hereof and of the Term Loan Credit Agreement.

“Pledged Shares” shall mean, with respect to each Pledgor, the Equity Interests owned by such Pledgor described in Schedule 2 and issued by the entities named therein and the After-acquired Shares, in each case, unless and until such time as the respective pledge of such Equity Interests under this Agreement is released in accordance with the terms and provisions hereof and of the Term Loan Credit Agreement.

“Pledgors” shall mean the Subsidiary Pledgors together with the Borrower.

“Proceeds” shall mean all “proceeds” as such term is defined in Article 9 of the UCC.

“Release Date” shall mean the date on which the Aggregate Commitments are terminated and all Guaranteed Obligations then due and owing are paid in full (other than (A) contingent indemnification or other contingent obligations as to which no claim has been asserted and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements).

“Secured Debt Documents” shall mean, collectively, the Loan Documents, each Secured Hedge Agreement entered into with a Hedge Bank and each Secured Cash Management Agreement entered into with a Cash Management Bank.

“Subsidiary Pledgor” shall mean each Subsidiary of the Borrower listed on Schedule 1 hereto, and any other Person that becomes a Pledgor pursuant to Section 6.12 of the Term Loan Credit Agreement, in each case, unless and until such time as the respective Subsidiary Pledgor is released from all of its obligations under this Agreement in accordance with the terms and provisions hereof and of the Term Loan Credit Agreement.

“Term Loan Credit Agreement” shall have the meaning assigned to such term in the recitals hereto.

“Term Loan Collateral Representative” shall have the meaning assigned to such term in the ABL/Term Loan Intercreditor Agreement.

“Term Loan Facility Obligations” shall have the meaning assigned to such term in the ABL Facility Agreement.

“Term Loan Guaranty” shall have the meaning assigned to such term in the recitals hereto.

“Term Loan Secured Parties” shall have the meaning assigned to such term in the Security Agreement.

“Term Loan Security Agreement” shall have the meaning assigned to such term in the recitals hereto.

“Term Loan Priority Collateral” shall have the meaning assigned to such term in the ABL/Term Loan Intercreditor Agreement.

(d) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Pledgor, shall refer to such Pledgor’s Collateral or the relevant part thereof.

2. Grant of Security. As security for the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of the Guaranteed Obligations of such Pledgor, each Pledgor hereby grants to the Collateral Agent, for the benefit of the Term Loan Secured Parties, a security interest in and continuing lien on all of such Pledgor’s right, title and interest in and to all of the following, whether now owned or existing or hereafter acquired or existing (collectively, the “Collateral”):

(a) the Pledged Shares held by such Pledgor and the certificates, if any, representing such Pledged Shares and any interest of such Pledgor, including all interests documented in the entries on the books of the issuer of the Pledged Shares or any financial intermediary pertaining to the Pledged Shares and all dividends, cash, warrants, rights, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Shares;

(b) the Pledged Debt and the instruments evidencing the Pledged Debt owed to such Pledgor and all payments of principal or interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Debt;

(c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 2;

(d) subject to Section 8, all rights and privileges of such Pledgor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and

(e) to the extent not covered by clauses (a), (b), (c), and (d) above, respectively, all Proceeds of any or all of the foregoing Collateral;

provided that notwithstanding anything to the contrary contained in this Agreement, the security interest created by this Agreement shall not extend to, and the terms “Collateral”, “Pledged Shares” and “Pledged Debt”, and any term defined by reference to the UCC, shall not include, any Excluded Equity Interests or other Excluded Property (other than assets included in clause (a) of such definition).

Notwithstanding anything herein to the contrary, it is the understanding of the parties that the Liens granted pursuant to this Section 2 shall (x) be senior in priority to the Liens granted to the ABL Agent for the benefit of the ABL Secured Parties to secure the ABL Obligations pursuant to the ABL Pledge Agreement (including Liens granted to any Additional ABL Agent for the benefit of the holders of the Additional ABL Obligations to secure such Additional ABL Obligations pursuant to the Additional ABL Collateral Documents as and to the extent provided for therein), and (y) prior to the Discharge of Additional Term Obligations, be pari passu and equal in priority to the Liens granted to the Additional Term Agent for the benefit of the holders of the applicable Additional Term Obligations to secure such Additional Term Obligations pursuant to the applicable Additional Term Collateral Documents (except, in the case of this clause (y) as may be separately otherwise agreed between the Collateral Agent, on behalf of itself and the Term Loan Secured Parties, and any Additional Term Agent, on behalf of itself and the Additional Term Secured Parties, including pursuant to a Junior Lien Intercreditor Agreement). The Collateral Agent acknowledges and agrees that the relative priority of the Liens granted to the Collateral Agent, the Administrative Agent, the ABL Agent and any Additional Agent shall be determined solely pursuant to the applicable Intercreditor Agreement, and not by priority as a matter of law or otherwise. Notwithstanding anything herein to the contrary, the Liens and security interest granted to the Collateral Agent pursuant to this Agreement are subject to the provisions of the applicable Intercreditor Agreements. In the event of any conflict between the terms of any Intercreditor Agreement and this Agreement, the terms of such Intercreditor Agreement shall govern and control as among (i) the Collateral Agent, the ABL Agent and any Additional Agent, in the case of the ABL/Term Loan Intercreditor Agreement, (ii) the Collateral Agent and the Junior Agent, in the case of the Junior Lien Intercreditor Agreement and (iii) the Collateral Agent and any other secured creditor (or agent therefor) party thereto, in the case of any Other Intercreditor Agreement. In the event of any such conflict, each Pledgor may act (or omit to act) in accordance with such Intercreditor Agreement, and shall not be in breach, violation or default of its obligations hereunder by reason of doing so. Notwithstanding any other provision hereof, (x) for so long as ABL Obligations or any Additional Obligations remain outstanding, any obligation hereunder to deliver to the Collateral Agent any ABL Priority Collateral shall be satisfied by causing such ABL Priority Collateral to be delivered to the ABL Agent or the applicable ABL Collateral Representative to be held in accordance with the ABL/Term Loan Intercreditor Agreement and (y) for so long as any Additional Term Obligations remain outstanding, any obligation hereunder to deliver to the Collateral Agent any Collateral shall be satisfied by causing such Collateral to be delivered to the applicable Collateral Representative to be held in accordance with the applicable Intercreditor Agreement.

TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, for the benefit of the Term Loan Secured Parties; subject, however, to the terms, covenants and conditions hereinafter set forth.

3. Security for the Obligations. This Agreement secures the payment of all the Guaranteed Obligations. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Guaranteed Obligations and would be owed to the Collateral Agent or the Term Loan Secured Parties under the Secured Debt Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Pledgor. Notwithstanding anything to the contrary contained in this Agreement or any provision of the Term Loan Credit Agreement or any other Loan Document, the Guaranteed Obligations of any Pledgor shall not extend to or include any Excluded Swap Obligation (as defined in the Term Loan Guaranty).

4. Delivery of the Collateral. Subject to the terms of any applicable Intercreditor Agreement, all certificates or instruments, if any, representing or evidencing the Collateral (other than instruments evidencing Indebtedness of an aggregate principal amount of less than $5,000,000) shall be promptly delivered (or otherwise delivered within the time periods required by the Term Loan Credit Agreement with respect to any delivery in connection with the formation or acquisition (within the meaning of Section 6.12 of the Term Loan Credit Agreement) of any Subsidiary) to and held by or on behalf of the Collateral Agent pursuant hereto to the extent required by Section 6.12 of the Term Loan Credit Agreement (provided that any Collateral required to be delivered other than in connection with the formation or acquisition (within the meaning of Section 6.12 of the Term Loan Credit Agreement and Section 9(b) of this Agreement) of any Subsidiary shall not be required to be delivered prior to the end of the fiscal quarter during which such Collateral was acquired by any Pledgor). Such Collateral shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent. Subject to the terms of any applicable Intercreditor Agreement, the Collateral Agent shall have the right, at any time after the occurrence and during the continuation of an Event of Default and without notice to any Pledgor (except as otherwise expressly provided herein or required by law), to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Shares. Subject to the terms of any applicable Intercreditor Agreement, after the occurrence and during the continuance of an Event of Default, each Pledgor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Shares registered in the name of such Pledgor. After the occurrence and during the continuance of an Event of Default and subject to the terms of any applicable Intercreditor Agreement, the Collateral Agent shall have the right to exchange the certificates representing Pledged Shares held by it for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

5. Representations and Warranties. Each Pledgor represents and warrants to the Collateral Agent and each other Term Loan Secured Party that:

(a) Schedule 2 hereto correctly represents as of the date hereof (A) the issuer, the issuer’s jurisdiction of formation, the certificate number, if any, the Pledgor and the record owner, the number and class and the percentage of the issued and outstanding Equity Interests of such class of all Pledged Shares, in each case with respect to the Pledged Shares pledged or assigned by such Pledgor and (B) the issuer, the issuer’s jurisdiction, the initial principal amount, the Pledgor and holder, date of issuance and maturity date of all Pledged Debt, in each case pledged or assigned by such Pledgor. Except as set forth on Schedule 2, the Pledged Shares pledged or assigned by such Pledgor represent all of the issued and outstanding Equity Interests of each class of Equity Interests (or 65% of all of the issued and outstanding Equity Interests in the case of pledges of voting Equity Interests in Foreign Subsidiaries or any FSHCO in each case held directly by a Loan Party) in the issuer on the date hereof.

(b) Such Pledgor is the legal and beneficial owner of the Collateral pledged or assigned by such Pledgor hereunder free and clear of any Lien, except for the Liens created by this Agreement and Liens permitted under the Term Loan Credit Agreement.

(c) As of the date of this Agreement, the Pledged Shares pledged by such Pledgor hereunder have been duly authorized and validly issued and, in the case of Pledged Shares issued by a corporation, are fully paid and non-assessable.

(d) Except for restrictions and limitations imposed or permitted by the Loan Documents (including any Intercreditor Agreement) or imposed by securities laws, the Collateral pledged, transferred or assigned by such Pledgor is freely transferable and assignable, and none of the Collateral is subject to any option, right of first refusal, shareholders agreement, charter or bylaw provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder.

(e) No material consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect or, such consents or approvals the failure of which to obtain would not reasonably be expected to have a Material Adverse Effect).

(f) The execution and delivery by such Pledgor of this Agreement and the pledge of the Collateral pledged by such Pledgor hereunder pursuant hereto create a valid and enforceable security interest in such Collateral and (i) in the case of certificates or instruments representing or evidencing the Collateral, upon the earlier of (x) delivery of such Collateral to the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable (or their respective agents appointed for the purposes of perfection), in accordance with the applicable Intercreditor Agreement and (y) the filing of the applicable Uniform Commercial Code financing statements described in Section 3.03(a) of the Term Loan Security Agreement and (ii) in the case of all other Collateral, upon the filing of the applicable Uniform Commercial Code financing statements described in Section 3.03(a) of the Term Loan Security Agreement, (1) shall create a perfected security interest in such Collateral, subject to no Liens, other than the Liens described in Section 5(b), prior to all other Liens on the Collateral of such Pledgor other than Liens having priority over or being pari passu with the Collateral Agent’s Lien as described in Section 2, by operation of law or otherwise as permitted under the Term Loan Credit Agreement, securing the payment of the Guaranteed Obligations, in favor of the Collateral Agent, for the benefit of the Term Loan Secured Parties, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law) and (2) with respect to any such certificates or instruments representing or evidencing the Collateral, (A) the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable (or their respective agents appointed for the purposes of perfection), in accordance with the applicable Intercreditor Agreement, will have “control” (as defined in the UCC) thereof and (B) assuming the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable (or their respective agents appointed for the purposes of perfection), in accordance with the applicable Intercreditor Agreement, does not have notice of any adverse claim to such Pledged Shares or Pledged Debt (it being understood and agreed that as of the Closing Date, the Collateral Agent does not have notice of any adverse claim to such Pledged Shares or Pledged Debt), the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable (or their respective agents appointed for the purposes of perfection), in accordance with the applicable Intercreditor Agreement will be a protected purchaser (within the meaning of UCC Section 8-303) thereof.

(g) Such Pledgor has full power, authority and legal right to pledge all the Collateral pledged by such Pledgor pursuant to this Agreement and this Agreement constitutes a legal, valid and binding obligation of such Pledgor, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

(h) The issuers listed on Schedule 2 include all direct wholly owned Subsidiaries (other than Subsidiaries all of whose Equity Interests are Excluded Equity Interests) of such Pledgor as of the Closing Date.

(i) The Pledged Debt constitutes all of the outstanding Indebtedness owed to such Pledgor as of the Closing Date and required to be pledged pursuant to Section 9(b) of this Agreement.

6. Certification of Limited Liability Company Interests, Limited Partnership Interests. Unless otherwise consented to by the Collateral Agent, Equity Interests required to be pledged hereunder in any Domestic Subsidiary that is organized as a limited liability company or limited partnership and pledged hereunder shall either (i) be represented by a certificate or (ii) not have elected to be treated as a “security” within the meaning of Article 8 of the Uniform Commercial Code and shall not be represented by a certificate; provided that such Pledgor shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the Uniform Commercial Code, nor shall such interest be represented by a certificate, unless such interest is thereafter represented by a certificate that is promptly delivered to the Collateral Agent pursuant to the terms hereof.

7. Further Assurances. Each Pledgor agrees that at any time and from time to time, at the expense of such Pledgor, subject to the Perfection Exceptions and the terms of any applicable Intercreditor Agreement, it will execute or otherwise authorize the filing of any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements), which may be required under any Law, or which the Collateral Agent may reasonably request, in order (x) to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby (including the priority thereof) or (y) to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

8. Voting Rights; Dividends and Distributions; Etc.

(a) So long as no Event of Default shall have occurred and be continuing:

(i) Each Pledgor shall be entitled to exercise any and all voting and other rights pertaining to the Collateral or any part thereof for any purpose not prohibited by the terms of this Agreement or the other Loan Documents;

(ii) The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, distributions and redemptions that it is authorized to receive and retain pursuant to Section 8(b).

(b) Subject to paragraph (c) below, each Pledgor shall be entitled to receive and retain and use, free and clear of the Lien of this Agreement, any and all dividends, distributions, redemptions, principal and interest made or paid in respect of the Collateral to the extent not prohibited by any Loan Document; provided, however, that, any and all noncash dividends, interest, principal or other distributions that would constitute Pledged Shares or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Shares or received in exchange for Pledged Shares or Pledged Debt or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be (to the extent not constituting Excluded Equity Interests), and shall be forthwith delivered to the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable (or their respective agents appointed for the purposes of perfection), in accordance with the applicable Intercreditor Agreement to hold as, Collateral and shall, if received by such Pledgor, be received in trust for the benefit of the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable (or their respective agents appointed for the purposes of perfection), in accordance with the applicable Intercreditor Agreement, be segregated from the other property or funds of such Pledgor and be forthwith delivered to the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable (or their respective agents appointed for the purposes of perfection), in accordance with the applicable Intercreditor Agreement, as Collateral in the same form as so received (with any necessary indorsement); provided further that, subject to Section 6.12 of the Term Loan Credit Agreement, no such delivery to the Collateral Agent, the applicable Collateral Representative or any Additional Agent, shall be required to be made prior to the end of the fiscal quarter during which any such Pledged Shares or Pledged Debt were received by such Pledgor.

(c) Subject to the terms of any applicable Intercreditor Agreement, upon written notice to the Pledgors by the Collateral Agent following the occurrence and during the continuation of an Event of Default:

(i) all rights of such Pledgor to exercise or refrain from exercising the voting and other rights that it would otherwise be entitled to exercise pursuant to Section 8(a)(i) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other rights during the continuation of such Event of Default; provided that, unless otherwise directed by the Required Lenders, subject to the terms of any applicable Intercreditor Agreement, the Collateral Agent shall have the right from time to time following the occurrence and during the continuation of an Event of Default to permit the Pledgors to exercise such rights. After all Events of Default have been cured or waived or otherwise cease to be continuing and the Borrower has delivered to the Collateral Agent a certificate to that effect, each Pledgor will have the right to exercise the voting and consensual rights that such Pledgor would otherwise be entitled to exercise pursuant to the terms of Section 8(a)(i) (and the obligations of the Collateral Agent under Section 8(a)(ii) shall be reinstated);

(ii) all rights of such Pledgor to receive the dividends, distributions and principal and interest payments that such Pledgor would otherwise be authorized to receive and retain pursuant to Section 8(b) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable (or their respective agents appointed for the purposes of perfection), in accordance with the applicable Intercreditor Agreement, which shall thereupon have the sole right to receive and hold as Collateral such dividends, distributions and principal and interest payments during the continuation of such Event of Default. After all Events of Default have been cured or waived or otherwise cease to be continuing and the Borrower has delivered to the Collateral Agent a certificate to that effect, the Collateral Agent shall repay to each Pledgor (without interest) and each Pledgor shall be entitled to receive, retain and use all dividends, distributions and principal and interest payments that such Pledgor would otherwise be permitted to receive, retain and use pursuant to the terms of Section 8(b);

(iii) all dividends, distributions and principal and interest payments that are received by such Pledgor contrary to the provisions of Section 8(c)(ii) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall forthwith be delivered to the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable (or their respective agents appointed for the purposes of perfection), in accordance with the applicable Intercreditor Agreement, as Collateral in the same form as so received (with any necessary indorsements); and

(iv) in order to permit the Collateral Agent to exercise the voting and other consensual rights that it may be entitled to exercise pursuant to Section 8(c)(i), and to receive all dividends, distributions and principal and interest payments that it may be entitled to under Sections 8(c)(ii) and (c)(iii), such Pledgor shall from time to time execute and deliver to the Collateral Agent, appropriate proxies, dividend payment orders and other instruments as the Collateral Agent may reasonably request.

(d) The Collateral Agent may suspend the rights of one or more of the Pledgors under paragraph (a)(i) or paragraph (b) of this Section 8 in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

9. Transfers and Other Liens; Additional Collateral; Etc. Each Pledgor shall:

(a) not (i) except as permitted by the Term Loan Credit Agreement (including pursuant to waivers and consents thereunder), sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral or (ii) create or suffer to exist any consensual Lien upon or with respect to any of the Collateral, except for the Liens created by this Agreement, the Term Loan Security Agreement and the Liens permitted under the Term Loan Credit Agreement; provided that in the event such Pledgor sells or otherwise disposes of assets as permitted by the Term Loan Credit Agreement (including pursuant to waivers and consents thereunder) and such assets are or include any of the Collateral, the Collateral Agent shall release such Collateral to such Pledgor free and clear of the Lien created by this Agreement concurrently with the consummation of such sale in accordance with Section 9.11 of the Term Loan Credit Agreement, and with Section 14 hereof;

(b) subject to Section 4 hereof, deliver (i) all Equity Interests (other than Excluded Equity Interests) in its wholly owned Restricted Subsidiaries and (ii) all Indebtedness (other than Indebtedness constituting Excluded Property (other than clause (a) of the definition thereof)) evidenced by promissory notes or other instruments from time to time owed to such Pledgor;

(c) use commercially reasonable efforts to defend its and the Collateral Agent’s title or interest in and to all the Collateral (and in the Proceeds thereof) against any and all Liens (other than the Liens permitted under the Term Loan Credit Agreement and the Liens created by this Agreement and the Term Loan Security Agreement), however arising, and any and all Persons whomsoever and, subject to Section 9.11 of the Term Loan Credit Agreement and Section 14 hereof, to maintain and preserve the Lien and security interest created by this Agreement until the Release Date.

10. Collateral Agent Appointed Attorney-in-Fact. Subject to the terms of any applicable Intercreditor Agreement, each Pledgor hereby appoints, which appointment is irrevocable and coupled with an interest, the Collateral Agent as such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, to take any action and to execute any instrument, in each case after the occurrence and during the continuation of an Event of Default and subject to the terms of any applicable Intercreditor Agreement, that the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including to receive, indorse and collect all instruments made payable to such Pledgor representing any dividend, distribution or principal or interest payment in respect of the Collateral or any part thereof and to give full discharge for the same.

11. The Collateral Agent’s Duties. To the extent permitted by law, the powers conferred on the Collateral Agent hereunder are solely to protect its interest and the interests of the Term Loan Secured Parties in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Shares, whether or not the Collateral Agent or any other Term Loan Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property.

12. Remedies. Subject to the terms of any applicable Intercreditor Agreement, if any Event of Default shall have occurred and be continuing:

(a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code of any applicable jurisdiction and also, to the extent permitted by applicable law, may without notice, except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange broker’s board or at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such price or prices and upon such other terms as are commercially reasonable irrespective of the impact of any such sales on the market price of the Collateral. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers of Collateral to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and, upon consummation of any such sale, the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Collateral Agent or any Term Loan Secured

Party shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase all or any part of the Collateral so sold and the Collateral Agent or such other Term Loan Secured Party may, subject to (x) the satisfaction in full of all payments due pursuant to Section 8.04(a) of the Term Loan Credit Agreement and (y) the satisfaction of the Guaranteed Obligations in accordance with the priorities set forth in Section 8.04 of the Term Loan Credit Agreement, pay the purchase price by crediting the amount thereof against the Guaranteed Obligations. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, each Pledgor hereby waives any claim against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

(b) The Collateral Agent shall apply the proceeds of any collection or sale of the Collateral at any time after receipt pursuant to Section 8.04 of the Term Loan Credit Agreement.

(c) The Collateral Agent may exercise any and all rights and remedies of each Pledgor in respect of the Collateral.

(d) All payments received by any Pledgor after the occurrence and during the continuation of an Event of Default in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary indorsement).

(e) If the Collateral Agent shall determine to exercise its right to sell all or any of the Pledged Shares pursuant to this Section 12, each Pledgor recognizes that the Collateral Agent may be unable to effect a public sale of any or all of the Pledged Shares, by reason of certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the “Securities Act”) and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Shares for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.

(f) If the Collateral Agent determines to exercise its right to sell any or all of the Collateral, upon written request, each Pledgor shall, from time to time, furnish to the Collateral Agent all such information as the Collateral Agent may reasonably request in order to determine the number of shares and other instruments included in the Collateral which may be sold by the Collateral Agent as exempt transactions under the Securities Act and rules of the SEC, as the same are from time to time in effect.

13. Amendments, etc. with Respect to the Guaranteed Obligations; Waiver of Rights. Except for the termination of a Pledgor’s obligations hereunder as expressly provided in Section 14, each Pledgor shall (to the maximum extent permitted by law) remain obligated hereunder notwithstanding that, without any reservation of rights against any Pledgor and without notice to or further assent by any Pledgor, (a) any demand for payment of any of the Guaranteed Obligations made by the Collateral Agent or any other Term Loan Secured Party may be rescinded by such party and any of the Guaranteed Obligations continued, (b) the Guaranteed Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Collateral Agent or any other Term Loan Secured Party, (c) the Secured Debt Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, in accordance with the terms of the applicable Secured Debt Document and (d) any collateral security, guarantee or right of offset at any time held by the Collateral Agent or any other Term Loan Secured Party for the payment of the Guaranteed Obligations may be sold, exchanged, waived, surrendered or released. Neither the Collateral Agent nor any other Term Loan Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Guaranteed Obligations or for this Agreement or any property subject thereto. When making any demand hereunder against any Pledgor, the Collateral Agent or any other Term Loan Secured Party may, but shall be under no obligation to, make a similar demand on the Borrower (to the extent such demand is in respect of any Obligations owing by the Borrower) or any other Pledgor or pledgor, and any failure by the Collateral Agent or any other Term Loan Secured Party to make any such demand or to collect any payments from the Borrower or any other Pledgor or pledgor or any release of the Borrower or any other Pledgor or pledgor shall not relieve any Pledgor in respect of which a demand or collection is not made or any Pledgor not so released of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Collateral Agent or any other Term Loan Secured Party against any Pledgor. For the purposes hereof “demand” shall include the commencement and continuation of any legal proceedings.

14. Continuing Security Interest; Assignments Under the Secured Debt Documents; Release.

(a) This Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Pledgor and the successors and assigns thereof and shall inure to the benefit of the Collateral Agent and the other Term Loan Secured Parties and their respective successors, indorsees, transferees and assigns until the Release Date.

(b) A Subsidiary Pledgor shall automatically be released from its obligations hereunder and the Security Interests in the Collateral of such Subsidiary Pledgor created hereby shall be automatically released as it relates to the Guaranteed Obligations, upon the consummation of any transaction permitted by the Term Loan Credit Agreement, as a result of which such Subsidiary Pledgor ceases to be a Restricted Subsidiary of the Borrower or otherwise becomes an Excluded Subsidiary.

(c) The Security Interests in any Collateral created hereby shall be automatically released and such Collateral may be sold free and clear of the Lien and Security Interests created hereby (w) upon any sale or other transfer by any Pledgor of any Collateral that is permitted under the Term Loan Credit Agreement (other than to another Pledgor), (x) upon the effectiveness of any written consent to the release of the Security Interests created hereby in any Collateral pursuant to Section 10.01 of the Term Loan Credit Agreement, (y) upon such property constituting Excluded Equity Interests or other Excluded Property (other than clause (a) of the definition thereof) and (z) as otherwise provided in any applicable Intercreditor Agreement.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c), the Collateral Agent shall execute and deliver to any Pledgor or authorize the filing of, at such Pledgor’s expense, all documents that such Pledgor shall reasonably request to evidence or confirm such termination or release. Any execution and delivery of documents pursuant to this Section 14 shall be without recourse to or warranty by the Collateral Agent.

15. Reinstatement. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any other Term Loan Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any other Pledgor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any other Pledgor or any substantial part of its property, or otherwise, all as though such payments had not been made.

16. Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Section 10.02 of the Term Loan Credit Agreement. All communications and notices hereunder to any Subsidiary Pledgor shall be given to it in care of the Borrower at the Borrower’s address set forth in Section 10.02 of the Term Loan Credit Agreement.

17. Counterparts. This Agreement may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Pledge Agreement shall be effective as delivery of an original executed counterpart of this Pledge Agreement. The Collateral Agent may also require that any such documents and signatures delivered by telecopier or other electronic transmission be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic transmission.

18. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

19. Integration. This Agreement together with the other Loan Documents represents the agreement of each of the Pledgors, the Collateral Agent and the Term Loan Secured Parties with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by the Pledgors, the Collateral Agent or any other Term Loan Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Secured Debt Documents (and each other agreement or instrument executed or issued in connection therewith).

20. Amendments in Writing; No Waiver; Cumulative Remedies.

(a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the affected Pledgor(s) and the Collateral Agent in accordance with Section 10.01 of the Term Loan Credit Agreement; provided, however, that this Agreement may be supplemented (but no existing provisions may be modified and no Collateral may be released) through agreements substantially in the form of Annex A, in each case duly executed by each Pledgor directly effected thereby.

(b) Neither the Collateral Agent nor any other Term Loan Secured Party shall by any act (except by a written instrument pursuant to Section 20(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof or of any other applicable Secured Debt Document. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Term Loan Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Term Loan Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or such other Term Loan Secured Party would otherwise have on any future occasion.

(c) The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

21. Collateral Agent as Agent; Enforcement Expenses; Indemnification; Acknowledgements. Each of Section 6.03, Section 6.04, Section 7.04 and Section 7.12 of the Term Loan Security Agreement are incorporated herein, mutatis mutandis (to apply to this Agreement rather than to the Term Loan Security Agreement and to the Pledgors rather than to the Grantors).

22. Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

23. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby and by the Term Loan Credit Agreement, except that no Pledgor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent, except pursuant to a transaction or otherwise as permitted by the Term Loan Credit Agreement.

24. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 24 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

25. Submission to Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement to the exclusive general jurisdiction of the Supreme Court of the State of New York for the County of New York (the “New York Supreme Court”), and the United States District Court for the Southern District of New York (the “Federal District Court,” and together with the New York Supreme Court, the “New York Courts”) and appellate courts from either of them and agrees that any such action or proceeding shall be brought solely in such New York Courts; provided that nothing in this Agreement shall be deemed or operate to preclude (i) the Collateral Agent from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Guaranteed Obligations (in which case any party shall be entitled to assert any claim or defense, including any claim or defense that this Section 25 would otherwise require to be asserted in a legal action or proceeding in a New York Court), or to enforce a judgment or other court order in favor of the Collateral Agent, (ii) any party from bringing any legal action or proceeding in any jurisdiction for the recognition and enforcement of any judgment, (iii) if all such New York Courts decline jurisdiction over any person, or decline (or, in the case of the Federal District Court, lack) jurisdiction over any subject matter of such action or proceeding, a legal action or proceeding may be brought with respect thereto in another court having jurisdiction and (iv) in the event a legal action or proceeding is brought against any party hereto or involving any of its assets or property in another court (without any collusive assistance by such party or any of its Subsidiaries or Affiliates), such party from asserting a claim or defense

(including any claim or defense that this Section 25 would otherwise require to be asserted in a legal action or proceeding in a New York Court) in any such action or proceeding;

(b) waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this section.

(c) consents to service of process in the manner provided for notices in Section 16; and

(d) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 25 any special, exemplary, punitive or consequential damages.

Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any court referred to in paragraph (a) above. Nothing in this Agreement will affect the right of any party hereto to serve process in any manner permitted by applicable law.

26. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICTS OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

27. Intercreditor Agreement. Notwithstanding any provision to the contrary in this Agreement, in the event of any conflict or inconsistency between the provisions of any Intercreditor Agreement and this Agreement, the provisions of such Intercreditor Agreement shall prevail.

28. Financing Statements. Each Pledgor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to the Collateral or any part thereof and amendments thereto and continuations thereof that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment or continuation, including whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner such as “all assets” or “all personal property, whether now owned or hereafter acquired” of such Pledgor or words of similar effect as being of an equal or lesser scope or with greater detail. Each Pledgor agrees to provide such information to the Collateral Agent promptly upon request.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

TRIBUNE PUBLISHING COMPANY,
as a Pledgor,

By:	/s/ Steven Berns
Name:	Steven Berns
Title:	President and Chief Executive Officer

Chicago Tribune Company, LLC forsalebyowner.com, LLC

Los Angeles Times Communications LLC

TCA News Service, LLC

The Baltimore Sun Company, LLC

Tribune Content Agency, LLC

Tribune Publishing Company, LLC

each as a Pledgor,

By:	/s/ Edward Lazarus
	Name:	Edward Lazarus
	Title:	Secretary

JPMORGAN CHASE BANK, N.A., as Collateral Agent,

By:	/s/ John G. Kowalczuk
	Name:	John G. Kowalczuk
	Title:	Executive Director

SCHEDULE 1

TO THE TERM LOAN PLEDGE AGREEMENT

PLEDGORS

Tribune:

Chicago Tribune Company, LLC

forsalebyowner.com, LLC

Los Angeles Times Communications LLC

TCA News Service, LLC

The Baltimore Sun Company, LLC

Tribune Content Agency, LLC

Tribune Publishing Company

Tribune Publishing Company, LLC

PLEDGED SHARES AND PLEDGED DEBT

Pledged Shares

Tribune

	Pledgor	Issuer	Issuer’s Jurisdiction of Formation	Class of Equity Interest	Certificate No(s)	Percentage of Issued and Outstanding Equity Interests
1.	Tribune Publishing Company, LLC	Blue Lynx Media, LLC	Delaware	Membership Interests	No. 002	100%
2.	Tribune Publishing Company, LLC	Builder Media Solutions, LLC	Delaware	Membership Interests	No. 001	100%
3.	Los Angeles Times Communications LLC	California Community News	Delaware	Membership Interests	No. 001	100%
4.	The Baltimore Sun Company, LLC	Capital-Gazette Communications, LLC	Maryland	N/A	N/A	100%
5.	The Baltimore Sun Company, LLC	Carroll County Times, LLC	Maryland	N/A	N/A	100%
6.	Chicago Tribune Company, LLC	Chicagoland Publishing Company, LLC	Delaware	Membership Interests	No. 001	100%
7.	Tribune Publishing Company, LLC	Chicago Tribune Company, LLC	Delaware	Membership Interests	No. 001	100%
8.	Tribune Publishing Company, LLC	Forsalebyowner.com, LLC	Delaware	Membership Interests	No. 001	100%
9.	forsalebyowner.com, LLC	Forsalebyowner.com Referral Services, LLC	Delaware	Membership Interests	No. 001	100%
10.	Tribune Publishing Company, LLC	Hoy Publications, LLC	Delaware	Membership Interests	No. 001	100%
11.	Forsalebyowner.com, LLC	Internet Foreclosure Service, LLC	Delaware	Membership Interests	No. 001	100%

1

	Pledgor	Issuer	Issuer’s Jurisdiction of Formation	Class of Equity Interest	Certificate No(s)	Percentage of Issued and Outstanding Equity Interests
12.	Forsalebyowner.com, LLC	Local Pro Plus Realty, LLC	Delaware	Membership Interests	No. 001	100%
13.	Tribune Publishing Company, LLC	Los Angeles Times Communications LLC	Delaware	Membership Interests	No. 001	100%
14.	TCA News Service, LLC	McClatchy/Tribune Information Services, LLC	Delaware	Membership Interests	No. 002	50%
15.	Tribune Publishing Company, LLC	McClatchy/Tribune Information Services, LLC	Delaware	Membership Interests	No. 001	50%
16.	Tribune Publishing Company, LLC	Orlando Sentinel Communications Company, LLC	Delaware	Membership Interests	No. 001	100%
17.	Tribune Publishing Company, LLC	Sun-Sentinel Company, LLC	Delaware	Membership Interests	No. 001	100%
18.	Tribune Content Agency, LLC	TCA News Service, LLC	Delaware	Membership Interests	N/A	100%
19.	Tribune Publishing Company, LLC	The Baltimore Sun Company, LLC	Delaware	Membership Interests	No. 001	100%
20.	Tribune Publishing Company, LLC	The Daily Press, LLC	Delaware	Membership Interests	No. 001	100%
21.	Tribune Publishing Company, LLC	The Hartford Courant Company	Delaware	Membership Interests	No. 001	100%
22.	Tribune Publishing Company, LLC	The Morning Call, LLC	Delaware	Membership Interests	No. 001	100%
23.	Tribune Publishing Company, LLC	Tribune Content Agency, LLC (f/k/a TMS News and Features, LLC)	Delaware	Membership Interests	No. 002	100%
24.	Tribune Publishing Company, LLC	Tribune 365, LLC	Delaware	Membership Interests	No. 001	100%

2

	Pledgor	Issuer	Issuer’s Jurisdiction of Formation	Class of Equity Interest	Certificate No(s)	Percentage of Issued and Outstanding Equity Interests
25.	Chicago Tribune Company, LLC	Tribune Direct Marketing, LLC	Delaware	Membership Interests	No. 001	100%
26.	Tribune Publishing Company, LLC	Tribune Interactive, LLC	Delaware	Membership Interests	No. 001	100%
27.	Tribune Content Agency, LLC (f/k/a TMS News and Features, LLC)	Tribune Content Agency London, LLC (f/k/a Tribune Media Services London)	Delaware	Membership Interests	No. 002	100%
28.	Tribune Publishing Company	Tribune Publishing Company, LLC	Delaware	Membership Interests	No. 001	100%
29.	Tribune Publishing Company, LLC	Tribune Washington Bureau, LLC	Delaware	Membership Interests	No. 001	100%

Pledged Debt

None.

3

SUPPLEMENT NO. [    ], dated as of [                    ] (this “Supplement”), to the Term Loan Pledge Agreement, dated as of August 4, 2014 (as the same may be amended, supplemented, waived or otherwise modified from time to time, the “Pledge Agreement”), among TRIBUNE PUBLISHING COMPANY, a Delaware corporation (as further defined in the Pledge Agreement, the “Borrower”), each of the subsidiaries of the Borrower party thereto from time to time (each such subsidiary, individually, a “Subsidiary Pledgor” and, collectively, the “Subsidiary Pledgors” and together with the Borrower, collectively, the “Pledgors”), and JPMORGAN CHASE BANK, N.A., as collateral agent for the Term Loan Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”).

A. Reference is made to (a) the Term Loan Credit Agreement, dated as of August 4, 2014 (as the same may be amended, supplemented, waived or otherwise modified from time to time, the “Term Loan Credit Agreement”), among the Borrower, the lenders from time to time party thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent, and (b) the Term Loan Guaranty, dated as of August 4, 2014 (as the same may be amended, supplemented, waived or otherwise modified from time to time, the “Guaranty”), among the Guarantors party thereto from time to time and the Collateral Agent.

B. Capitalized terms used herein and not otherwise defined herein (including in the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Pledge Agreement or the Term Loan Credit Agreement, as applicable. The rules of construction and the interpretive provisions specified in Section 1(b) of the Pledge Agreement shall apply to this Supplement, including terms defined in the preamble and recitals hereto.

C. The Pledgors have entered into the Pledge Agreement in order to induce the Agents and the Lenders to enter into the Term Loan Credit Agreement and to induce (a) the Lenders to make their Extensions of Credit to the Borrower under the Term Loan Credit Agreement, (b) one or more Hedge Banks to enter into Secured Hedge Agreements with any Loan Party and (c) one or more Cash Management Banks to provide cash management services pursuant to Secured Cash Management Agreements to any Loan Party.

D. [Each][The] undersigned [Pledgor] ([each,] an “Additional Pledgor”) is (a) the legal and beneficial owner of the Equity Interests described [next to its name] under Schedule 1 hereto and issued by the entities named therein (such pledged Equity Interests, together with all other Equity Interests required to be pledged under the Term Loan Credit Agreement or the Pledge Agreement (the “After-acquired Additional Pledged Shares”), referred to collectively herein as the “Additional Pledged Shares”) and (b) the legal and beneficial owner of the promissory notes and instruments evidencing Indebtedness owed to it (the “Additional Pledged Debt”) described [next to its name] under Schedule 1 hereto.

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E. [Section 6.12 of the Term Loan Credit Agreement provides that additional Subsidiaries of the Borrower may become Subsidiary Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement.] Each undersigned Additional Pledgor is executing this Supplement in accordance with the requirements of Section 6.12 of the Term Loan Credit Agreement to pledge to the Collateral Agent, for the benefit of the Term Loan Secured Parties, the Additional Pledged Shares and the Additional Pledged Debt [and to become a Subsidiary Pledgor under the Pledge Agreement] in order to induce (a) the Lenders to make additional Extensions of Credit to the Borrower under the Term Loan Credit Agreement and as consideration for Extensions of Credit previously made, (b) one or more Hedge Banks to enter into Secured Hedge Agreements with any Loan Party and (c) one or more Cash Management Banks to provide cash management services pursuant to Secured Cash Management Agreements to any Loan Party.

Accordingly, the Collateral Agent and each undersigned Additional Pledgor agree as follows:

SECTION 1. In accordance with Section 6.12 of the Term Loan Credit Agreement or Section 9(b) of the Pledge Agreement, each Additional Pledgor by its signature below hereby pledges and grants to the Collateral Agent, for the benefit of the Term Loan Secured Parties, a security interest in and to all of such Additional Pledgor’s right, title and interest in the following, whether now owned or existing or hereafter acquired or existing (collectively, the “Additional Collateral”):

(a) the Additional Pledged Shares held by such Additional Pledgor and the certificates, if any, representing such Additional Pledged Shares and any interest of such Additional Pledgor, including all interests documented in the entries on the books of the issuer of the Additional Pledged Shares or any financial intermediary pertaining to the Additional Pledged Shares and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Additional Pledged Shares;

(b) the Additional Pledged Debt and the instruments evidencing the Additional Pledged Debt owed to such Additional Pledgor, and all payments of principal or interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Additional Pledged Debt;

(c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 1;

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(d) subject to Section 8 of the Pledge Agreement, all rights and privileges of such Pledgor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and

(e) to the extent not covered by clauses (a), (b), (c) and (d) above, respectively, all Proceeds of any or all of the foregoing Additional Collateral;

provided that notwithstanding anything to the contrary contained in this Agreement, the security interest created by this Agreement shall not extend to, and the terms “Collateral”, “Pledged Shares” and “Pledged Debt”, and any term defined by reference to the UCC, shall not include, any Excluded Equity Interests or other Excluded Property (other than as set forth in clause (a) of the definition thereof).

TO HAVE AND TO HOLD the Additional Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, for the benefit of the Term Loan Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

For purposes of the Pledge Agreement, (x) the Collateral shall be deemed to include the Additional Collateral, (y) the After-acquired Shares shall be deemed to include the After-acquired Additional Pledged Shares and (z) the After-acquired Debt shall be deemed to include the Additional Pledged Debt.

SECTION 2. [Each Additional Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and each Additional Pledgor hereby agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder. Each reference to a “Subsidiary Pledgor” or a “Pledgor” in the Pledge Agreement shall be deemed to include each Additional Pledgor. The Pledge Agreement is hereby incorporated herein by reference.]1

SECTION [2][3]. Each Additional Pledgor represents and warrants as follows:

(b) Schedule 1 hereto (i) correctly represents as of the date hereof (A) the issuer, the issuer’s jurisdiction of formation, the certificate number, if any, the Additional Pledgor and the record owner, the number and class and the

[1]	Include only for Additional Pledgors that are not already signatories to the Pledge Agreement.

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percentage of the issued and outstanding Equity Interests of such class of all Additional Pledged Shares, in each case pledged or assigned by such Additional Pledgor and (B) the issuer, the issuer’s jurisdiction of formation, the initial principal amount, the Additional Pledgor and holder, date of issuance and maturity date of all Additional Pledged Debt, in each case pledged or assigned by such Additional Pledgor and (ii) together with the comparable schedule to each supplement hereto, includes all Equity Interests, debt securities and promissory notes required to be pledged by such Additional Pledgor pursuant to Section 6.12 of the Term Loan Credit Agreement and Section 9(b) of the Pledge Agreement. Except as set forth on Schedule 1, the Additional Pledged Shares pledged or assigned by such Additional Pledgor represent all of the issued and outstanding Equity Interests of each class of Equity Interests (or 65% of all of the issued and outstanding voting Equity Interests in the case of pledges of Equity Interests in Foreign Subsidiaries or any FSHCO in each case held directly by a Loan Party) in the issuer on the date hereof.

(c) Such Additional Pledgor is the legal and beneficial owner of the Collateral pledged or assigned by such Pledgor hereunder free and clear of any Lien, except for the Liens created by this Supplement and Liens permitted under the Term Loan Credit Agreement.

(d) As of the date of this Supplement, the Pledged Shares pledged by such Pledgor hereunder have been duly authorized and validly issued and, in the case of Pledged Shares issued by a corporation, are fully paid and non-assessable.

(e) Except for restrictions and limitations imposed or permitted by the Loan Documents or imposed by securities laws generally, the Additional Collateral pledged by such Additional Pledgor is freely transferable and assignable, and none of the Additional Collateral is subject to any option, right of first refusal, shareholders agreement, charter or bylaw provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge or assignment of such Additional Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder.

(f) No material consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect or, with respect to the pledge of Equity Interests in Foreign Subsidiaries, such consents or approvals the failure of which to obtain would not reasonably be expected to have a Material Adverse Effect).

(g) The execution and delivery by such Pledgor of this Supplement and the pledge of the Additional Collateral pledged or assigned by such Pledgor

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hereunder pursuant hereto create a valid and enforceable security interest in such Additional Collateral and (i) in the case of certificates or instruments representing or evidencing the Additional Collateral, upon the earlier of (x) delivery of such Additional Collateral to the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable (or their respective agents appointed for the purposes of perfection), in accordance with the applicable Intercreditor Agreement, this Supplement and the Pledge Agreement) and (y) the filing of the applicable Uniform Commercial Code financing statements described in Section 3.03(a) of the Term Loan Security Agreement and (ii) in the case of all other Collateral, upon the filing of the applicable Uniform Commercial Code financing statements described in Section 3.03(a) of the Term Loan Security Agreement, (1) shall create a perfected security interest in such Additional Collateral, subject to no Liens, other than the Liens described in Section 5(b) of the Pledge Agreement, prior to all other Liens on the Additional Collateral of such Pledgor other than Liens having priority over or being pari passu with the Collateral Agent’s Lien by operation of law or otherwise as permitted under the Term Loan Credit Agreement, securing the payment of the Guaranteed Obligations, in favor of the Collateral Agent, for the benefit of the Term Loan Secured Parties, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law) and (2) with respect to any such certificates or instruments representing or evidencing the Collateral, (A) the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable (or their respective agents appointed for the purposes of perfection), in accordance with the applicable Intercreditor Agreement will have “control” (as described in the UCC) thereof and (B) assuming the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable (or their respective agents appointed for the purposes of perfection), in accordance with the applicable Intercreditor Agreement does not have notice of any adverse claim to such Pledged Shares or Pledged Debt (it being understood and agreed that as of the date hereof, the Collateral Agent does not have notice of any adverse claim to such Pledged Shares or Pledged Debt), the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable (or their respective agents appointed for the purposes of perfection), in accordance with the applicable Intercreditor Agreement will be a protected purchaser (within the meaning of UCC Section 8-303) thereof.

(h) Such Additional Pledgor has full power, authority and legal right to pledge or assign all the Additional Collateral pledged or assigned by such Additional Pledgor pursuant to this Supplement and this Supplement constitutes a legal, valid and binding obligation of such Additional Pledgor, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency,

5

fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and subject to general principles of equity (whether considered in a proceeding in equity or law).

(i) The issuers listed on Schedule 1 include all direct wholly owned Subsidiaries (other than Subsidiaries all of whose Equity Interests are Excluded Equity Interests) of such Additional Pledgor as of the Closing Date.

(j) The Additional Pledged Debt constitutes all of the outstanding Indebtedness owed to such Additional Pledgor as of the date hereof and required to be pledged by such Additional Pledgor pursuant to Section 9(b) of the Pledge Agreement.

SECTION [3][4]. This Supplement may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Pledge Agreement shall be effective as delivery of an original executed counterpart of this Pledge Agreement. The Collateral Agent may also require that any such documents and signatures delivered by telecopier or other electronic transmission be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic transmission.

SECTION [4][5]. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

SECTION [5][6]. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICTS OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

SECTION [6][7]. Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Pledge Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6

SECTION [7][8]. All notices, requests and demands pursuant hereto shall be made in accordance with Section 16 of the Pledge Agreement. All communications and notices hereunder to each Additional Pledgor shall be given to it in care of the Borrower at the Borrower’s address set forth in Section 10.02 of the Term Loan Credit Agreement.

SECTION [8][9]. Subject to Section 10.04 of the Term Loan Credit Agreement, each Additional Pledgor agrees to reimburse the Collateral Agent for its reasonable and documented or invoiced out-of-pocket expenses in connection with this Supplement, including the reasonable and documented or invoiced fees, other charges and disbursements of counsel for the Collateral Agent. All amounts due under this Section [8][9] shall be payable within 30 days after demand therefor.

7

IN WITNESS WHEREOF, each Additional Pledgor and the Collateral Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.

[NAME OF ADDITIONAL PLEDGOR(S)],

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Collateral Agent,

By:
Name:
Title:

8

SCHEDULE 1

TO SUPPLEMENT NO. [    ]

TO THE PLEDGE AGREEMENT

PLEDGED SHARES AND PLEDGED DEBT

Pledged Shares

Pledgor	Issuer	Issuer’s jurisdiction of formation	Class of Equity Interest	Certificate No(s), if any	Number of Units	Percentage of Issued and Outstanding Units

Pledged Debt

Schedule 1

1